UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 8, 2023 (November 3, 2023)

Sunnova Energy International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540

Houston, Texas 77046

(Address, including zip code, of principal executive offices)

(281) 892-1588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

TEPH Second Amendment and Restatement

On November 3, 2023, Sunnova TEP Holdings, LLC (“TEPH”), a wholly owned subsidiary of Sunnova Energy International Inc. (the “Company”), entered into that certain Second Amended and Restated Credit Agreement (the “Amended TEPH Credit Agreement”), which amends and restates that certain Amended and Restated Credit Agreement, dated as of March 29, 2021, by and among TEPH, as borrower, Sunnova TE Management, LLC, as facility administrator, Atlas Securitized Products Holdings, L.P., as administrative agent, and the lenders and other financial institutions party thereto.

The Amended TEPH Credit Agreement provides for a revolving credit facility with an aggregate commitment amount of $1.309 billion and an uncommitted maximum facility amount of $1.575 billion. The maturity date for the TEPH revolving credit facility is November 20, 2025. The proceeds of the loans under the TEPH revolving credit facility are available to purchase or otherwise acquire solar assets (which are originated by Sunnova Energy Corporation (“SEC”)) and/or related Solar Asset Owner Member Interests (as defined in the Amended TEPH Credit Agreement) directly from Sunnova TEP Resources, LLC (“TEP Resources”) pursuant to a sale and contribution agreement, to fund certain reserve accounts that are required to be maintained by TEPH in accordance with the Amended TEPH Credit Agreement, to make distributions to SEC as permitted by the Amended TEPH Credit Agreement and to pay fees and expenses incurred in connection with the TEPH revolving credit facility. The amount available for borrowings at any one time under the TEPH revolving credit facility is limited to a borrowing base amount determined at each borrowing and calculated based on the aggregate discounted solar asset balance of eligible solar assets (subject to certain excess concentration limitations) multiplied by the applicable advance rate for each type of solar asset. Borrowings under the TEPH revolving credit facility are made in Class A loans and Class B loans. TEPH is able to borrow new advances under the TEPH revolving credit facility during an availability period, which is scheduled to end on May 20, 2025.

Interest on the borrowings under the TEPH Revolving Credit Facility is due quarterly. Borrowings under the TEPH revolving credit facility bear interest at a rate based on either (a) Term SOFR (as defined in the Amended TEPH Credit Agreement) plus a margin specific to each lender or (b) in the case of certain conduit lenders and other lenders, such lender’s Commercial Paper Rate (as defined in the Amended TEPH Credit Agreement). On each quarterly payment date, the TEPH revolving credit facility requires TEPH to pay an unused line fee based on the daily unused portion of the commitments under the TEPH revolving credit facility. Payments from the solar assets and distributions from the Solar Asset Owner Member Interests are deposited into accounts established pursuant to the TEPH revolving credit facility and applied in accordance with a cash waterfall in the manner specified in the TEPH revolving credit facility. TEPH is also required to maintain certain reserve accounts for the benefit of the lenders under the TEPH revolving credit facility, each of which must remain funded at all times to the levels specified in the Amended TEPH Credit Agreement.

Certain of our affiliates receive a fee for managing and servicing the solar assets related to the TEPH revolving credit facility pursuant to certain management and servicing agreements. The TEPH revolving credit facility is non-recourse to SEI. SEC guarantees (a) the facility administrator’s obligations to perform administrative and management services in respect of the Borrower and its interests in its wholly owned subsidiaries that directly own solar assets or indirectly own solar assets through their ownership of Solar Asset Owner Member Interests (i.e., interests in special purpose vehicles (partially owned by third-party tax equity investors), (b) the manager’s obligations to manage the solar assets pursuant to the management agreement, (c) the servicer’s obligations to service the solar assets pursuant to the servicing agreement, (d) SAP Seller’s (as defined in the Amended TEPH Credit Agreement) and TEP Resources’ obligations pay the liquidated damages amount pursuant to the sale and contribution agreement, (e) the obligation to cure any defective solar asset or pay the liquidated damages amount in respect of any defective solar asset and (f) the payment of certain distributions to the extent necessary to satisfy certain tax liabilities, but does not provide a general guarantee of TEPH’s obligations under the Amended TEPH Credit Agreement or of the creditworthiness of the assets of TEPH and its wholly owned subsidiaries that are pledged as the collateral for the TEPH revolving credit facility. Under the limited guarantee, SEC is subject to certain financial covenants regarding tangible net worth and working capital and subject to a prohibition on using the proceeds from the TEPH revolving credit facility to fund distributions on the equity of SEC. Obligations of TEPH under the Amended TEPH Credit Agreement are secured by first priority liens on substantially all of the assets of TEPH and its wholly owned subsidiaries (including liens on the Solar Asset Owner Member Interests).

The Amended TEPH Credit Agreement contains various covenants that limit TEPH’s ability to, among other things, incur additional indebtedness and create liens, make investments or loans, merge or consolidate with other companies, sell assets, make certain restricted payments and distributions, and engage in certain transactions with affiliates. The Amended TEPH Credit Agreement contains customary events of default. If an event of default occurs and is continuing, (i) the commitments under the TEPH revolving credit facility could be terminated, (ii) any outstanding borrowings may be declared immediately due and payable and (iii) the lenders may commence foreclosure or other actions against the collateral.

The foregoing description of the Amended TEPH Credit Agreement is qualified in its entirety by reference to the full text of the Amended TEPH Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

The Guaranteed Loan Agreement

On November 8, 2023, a wholly owned, indirect subsidiary (the “Borrower”) of the Company, entered into a loan and security agreement (the “Guaranteed Loan Agreement”) with a wholly owned, direct subsidiary (the “Lender”) of the Company, Wilmington Trust, National Association, as agent (the “Agent”), and the U.S. Department of Energy, acting by and through the Secretary of Energy, as guarantor (the “Guarantor”), pursuant to which the Lender issued a term loan (the “Guaranteed Loan”) to the Borrower (the “Guaranteed Loan Transaction”).

The Guaranteed Loan is secured by the guaranteed loan collateral which consists primarily of all right, title and interest of the Borrower in a portfolio of solar loans made to consumers for the purpose of installing residential photovoltaic and/or energy storage systems. Sunnova ABS Management, LLC, a Delaware limited liability company and a wholly owned, direct subsidiary of the Company (the “Manager”), will act as manager and servicer pursuant to the terms of a management agreement (the “Management Agreement”) and servicing agreement (the “Servicing Agreement”) between the Borrower and the Manager. The Manager will provide, or cause to be provided, all operations, maintenance, administrative, collection and other management and servicing services for the Borrower and in respect of the solar loans.

The Guaranteed Loan Agreement contains events of default that are customary in nature for solar securitizations of this type, including, among other things, (a) the non-payment of interest, (b) material violations of covenants, (c) material breaches of representations and warranties, (d) certain bankruptcy events and (e) certain change of control events. An event of default will also occur with respect to the Guaranteed Loan if it is not paid in full at its rated final maturity. The Guaranteed Loan is also subject to amortization events that are customary in nature for solar securitizations of this type, including (a) the occurrence of an event of default, (b) the removal, bankruptcy or insolvency of the Manager, (c) failure to refinance or repay the outstanding loan balance in full by the anticipated repayment date and (d) the cumulative default level rising above certain levels. The occurrence of an amortization event or an event of default could result in accelerated amortization of the Guaranteed Loan, and the occurrence of an event of default could, in certain instances, result in the liquidation of the collateral securing the Guaranteed Loan. In connection with the Guaranteed Loan Transaction, Sunnova Energy Corporation (“SEC”), a wholly owned, direct subsidiary of the Company, issued a performance guaranty covering (a) the performance of certain obligations of its affiliates, (b) the performance obligations of the Manager under the Management Agreement and Servicing Agreement and (c) certain expenses incurred by the Borrower and the Agent.

Proceeds from the Guaranteed Loan will be used to acquire and finance the guaranteed loan collateral, and thereafter for a portion of certain costs of financing the installation of energy systems outfitted with the Company’s purpose-built technology.

The foregoing description of the Guaranteed Loan Agreement is qualified in its entirety by reference to the full text of the Guaranteed Loan Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

The Guarantee Issuance Agreement

On November 8, 2023, the Borrower, the Lender, SEC, the Manager, the Guarantor, acting by and through the Secretary of Energy, and the Agent entered into a guarantee issuance agreement (the “Guarantee Issuance Agreement” and, together with the Guaranteed Loan Transaction, the “Guarantee-Related Transactions”) pursuant to which the Guarantor issued a partial guarantee of up to 90% of the initial principal balance of the Guaranteed Loan. In connection with the Guarantee-Related Transactions, SEC allocated to the Lender $244,000,000.00 of the loan guarantee commitment authority available to SEC pursuant to that certain Loan Guarantee Agreement, dated as of September 27, 2023 (the “LGA”), among SEC, the Manager and the Guarantor. There remains $3,089,333,333.33 of loan guarantee commitment authority available to the Company under to the LGA.

The foregoing description of the Guarantee Issuance Agreement is qualified in its entirety by reference to the full text of the Guarantee Issuance Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

The Indenture

On November 8, 2023, a wholly owned, indirect subsidiary (the “Issuer”) of the Company, entered into an indenture (the “Indenture”) with Wilmington Trust, National Association, as the indenture trustee, and completed an issuance of solar loan backed notes that were issued pursuant to the Indenture (together with the Guarantee-Related Transactions, the “Transactions”).

The Issuer issued $219,600,000 aggregate principal amount of 5.75% Solar Loan Backed Notes, Series 2023-GRID1 Class 1-A (the “Class 1-A Notes”) and $24,400,000 aggregate principal amount of 8.25% Solar Loan Backed Notes, Series 2023-GRID1 Class 2-A (the “Class 2-A Notes” and, collectively with the Class 1-A Notes, the “Notes”). The Notes have an anticipated repayment date of November 20, 2030.

The Notes were offered within the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), to institutional accredited investors under Section 4(a)(2) of the Securities Act, and to persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction. The Class 1-A Notes and the Class 2-A Notes have been rated AAA(sf) and BB(sf), respectively, by Kroll Bond Rating Agency, LLC and the Class 1-A Notes have been rated AA(sf) by Fitch Ratings, Inc. Fitch Ratings, Inc. did not rate the Class 2-A Notes.

The Notes are secured by, and payable from the cash flow generated by, the Issuer’s membership interests in the Lender and the Lender’s rights as payee of the Guaranteed Loan.

The Indenture contains events of default that are customary in nature for solar securitizations of this type, including, among other things, (a) the non-payment of interest, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events. An event of default will also occur with respect to the Notes if they are not paid in full at their rated final maturity or if an event of default occurs under the Guaranteed Loan. The occurrence of an event of default could result in accelerated amortization of the Notes and, in certain instances, result in the liquidation of the collateral securing the Notes.

The Company used the proceeds from the sale of the Class 1-A Notes and the Class 2-A Notes to fund the Guaranteed Loan.

The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the Transactions set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

10.1*	Second Amended and Restated Credit Agreement, among Sunnova TEP Holdings, LLC, Sunnova TE Management, LLC, the lenders and other financial institutions party thereto and Atlas Securitized Products Holdings, L.P., as administrative agent, dated as of November 3, 2023.

10.2*	Loan and Security Agreement, by and among Sunnova Hestia I Lender, LLC, Sunnova Hestia I Borrower, LLC, the United States Department of Energy, as guarantor, and Wilmington Trust, National Association, as agent, dated as of November 8, 2023.

10.3*	Guarantee Issuance Agreement, by and among Sunnova Hestia I Lender, LLC, Sunnova Hestia I Borrower, LLC, Sunnova ABS Management, LLC, as servicer and manager, Sunnova Energy Corporation, as sponsor, the United States Department of Energy, as guarantor, and Wilmington Trust, National Association, as agent, dated as of November 8, 2023.

10.4*	Indenture, by and between Sunnova Hestia I Issuer, LLC and Wilmington Trust, National Association, as indenture trustee, dated as of November 8, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Items 601(a)(5) and 601(b)(10). The Company agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: November 8, 2023	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel